UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: July 31, 2024

Date of reporting period: July 31, 2024

Item 1. Report to Stockholders.

(a)

Burney U.S. Factor Rotation ETF Ticker: BRNY Listed on:The Nasdaq Stock Market LLC	July 31, 2024 Annual Shareholder Report www.burneyetfs.com

This annual shareholder report contains important information about the Burney U.S. Factor Rotation ETF (the “Fund”) for the period of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.burneyetfs.com. You can also request this information by contacting us at (215) 882-9983.

WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)
COST OF $10,000 INVESTMENT	COST PAID AS A PERCENTAGE OF $10,000 INVESTMENT
$89	0.79%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURNS
	One Year	Since Inception (10/13/2022)
Burney U.S. Factor Rotation ETF - NAV	25.85%	26.32%
Burney U.S. Factor Rotation ETF - Market	26.05%	26.37%
S&P Composite 1500 Total Return Index	21.57%	26.82%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit www.burneyetfs.com for more recent performance information.

WHAT FACTORS INFLUENCED PERFORMANCE FOR THE PERIOD?
During the Period, the Fund returned 25.85% (NAV) and outperformed the S&P Composite 1500 Total Return Index (which returned 21.57%). The Fund utilizes a “factor rotation” style of investing that varies across market capitalization size (small-cap vs. large-cap) and style (value vs. growth companies) based on our expectation of what segment of the market will outperform.
The Fund invests primarily in a portfolio of U.S. equities and the strong stock market recovery from the bear market of 2022 provided a tailwind for the Fund. The Fund maintained an overweight to small- and mid-capitalization companies during the year, detracting from returns as large-cap companies, especially mega-cap companies, outperformed the rest of the market, continuing the recent trend that’s caused increased concentration in larger companies. However, the Fund shifted materially towards growth companies from a previous lean towards value companies, and this repositioning boosted returns as growth companies outperformed value companies due to the emergence of a sustained pro-growth trend.
The Fund’s returns also benefited from our proprietary stock selection model. The model performed well in its use of factors tied to momentum and beta to analyze companies, as well as anticipating better- and worse-than-expected revenue reports from the companies covered by the model.

Annual Shareholder Report: July 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

Burney U.S. Factor Rotation ETF Ticker: BRNY Listed on:The Nasdaq Stock Market LLC	July 31, 2024 Annual Shareholder Report www.burneyetfs.com

KEY FUND STATISTICS (as of Period End)
Net Assets	$252,628,073	Portfolio Turnover Rate*	132%
# of Portfolio Holdings	81	Advisory Fees Paid	$1,626,735
* Excludes impact of in-kind transactions.

SECTOR WEIGHTING (as a % of Net Assets)
Information Technology	29.8%
Consumer Discretionary	15.9%
Industrials	15.3%
Health Care	13.8%
Financials	8.4%
Communication Services	6.1%
Real Estate	3.6%
Consumer Staples	3.1%
Energy	1.5%
Utilities	1.3%
Materials	1.0%
Cash & Cash Equivalents	0.2%

TOP 10 HOLDINGS (as a % of Net Assets)
PulteGroup, Inc.	5.5%
Vertex Pharmaceuticals, Inc.	5.4%
Alphabet, Inc. - Class A	5.4%
Owens Corning	4.9%
Texas Roadhouse, Inc.	4.9%
NVIDIA Corp.	4.9%
Fortinet, Inc.	4.8%
CACI International, Inc. - Class A	4.3%
Cencora, Inc.	3.3%
Microsoft Corp.	3.2%

Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, and proxy information, visit www.burneyetfs.com. You can also request information by calling (215) 882-9983.
Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents or you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Annual Shareholder Report: July 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

(b) Not applicable
Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the year covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2024	FYE 7/31/2023
(a) Audit Fees	$8,750	$7,250
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$2,250	$1,750
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) None of the fees billed by any Fund's principal accountant were applicable to non-audit services pursuant to a waiver of the pre-approval requirement.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) None of the fees billed by any Fund's principal accountant were applicable to non-audit services billed or expected to be billed to any Fund’s investment adviser.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction..

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.
(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

(b) Not applicable.

Item 6. Investments.
(a)

BURNEY U.S. FACTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
July 31, 2024

COMMON STOCKS - 96.2%	Shares	Value
Aerospace & Defense - 0.8%
Howmet Aerospace, Inc.	8,624	$825,317
TransDigm Group, Inc.	943	1,220,449
		2,045,766

Apparel Retail - 0.3%
Ross Stores, Inc.	5,145	736,918

Application Software - 5.9%
Appfolio, Inc. - Class A (a)	7,023	1,555,454
AppLovin Corp. - Class A (a)	18,557	1,430,745
Atlassian Corp. - Class A (a)	29,166	5,149,841
Clear Secure, Inc. - Class A	65,034	1,388,476
Datadog, Inc. - Class A (a)	9,317	1,084,871
DocuSign, Inc. (a)	44,856	2,488,611
Procore Technologies, Inc. (a)	11,241	798,448
Vertex, Inc. - Class A (a)	22,460	890,539
		14,786,985

Asset Management & Custody Banks - 0.7%
Ameriprise Financial, Inc.	2,845	1,223,549
T. Rowe Price Group, Inc.	5,527	631,239
		1,854,788

Biotechnology - 7.1%
Neurocrine Biosciences, Inc. (a)	8,107	1,147,708
TG Therapeutics, Inc. (a)	43,179	853,217
United Therapeutics Corp. (a)	7,271	2,277,932
Vertex Pharmaceuticals, Inc. (a)	27,625	13,694,265
		17,973,122

Building Products - 5.4%
Owens Corning	66,977	12,483,173
Trane Technologies PLC	3,246	1,085,073
		13,568,246

Commodity Chemicals - 0.6%
Westlake Corp.	9,570	1,415,020

The accompanying notes are an integral part of these financial statements.

1

BURNEY U.S. FACTOR ROTATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
July 31, 2024

COMMON STOCKS - 96.2% (CONTINUED)	Shares	Value
Communications Equipment - 1.5%
Arista Networks, Inc. (a)	11,058	$3,832,150

Construction & Engineering - 0.3%
Emcor Group, Inc.	1,801	676,167

Construction Machinery & Heavy Transportation Equipment - 3.8%
Allison Transmission Holdings, Inc.	31,335	2,775,968
Oshkosh Corp.	41,141	4,469,970
Paccar, Inc.	23,046	2,273,718
		9,519,656

Consumer Finance - 3.0%
Prog Holdings, Inc.	75,001	3,379,545
Synchrony Financial	82,534	4,191,902
		7,571,447
Consumer Staples Merchandise Retail - 1.9%
Costco Wholesale Corp.	1,417	1,164,774
Walmart, Inc.	51,445	3,531,185
		4,695,959

Diversified Metals & Mining - 0.4%
Teck Resources Ltd. - Class B	22,020	1,079,200

Education Services - 0.3%
Grand Canyon Education, Inc. (a)	5,069	790,511

Electrical Components & Equipment - 0.6%
Eaton Corp. PLC	3,080	938,753
nVent Electric PLC	8,694	631,445
		1,570,198

Financial Exchanges & Data - 0.8%
Cboe Global Markets, Inc.	7,186	1,318,703
Donnelley Financial Solutions, Inc. (a)	10,976	740,660
		2,059,363

Food Retail - 0.6%
Sprouts Farmers Market, Inc. (a)	15,000	1,498,350

Gas Utilities - 1.3%
UGI Corp.	133,281	3,302,703

Health Care Distributors - 3.8%
Cencora, Inc.	34,862	8,292,972
McKesson Corp.	2,088	1,288,338
		9,581,310
The accompanying notes are an integral part of these financial statements.

2

BURNEY U.S. FACTOR ROTATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
July 31, 2024

COMMON STOCKS - 96.2% (CONTINUED)	Shares	Value

Health Care Supplies - 2.9%
Lantheus Holdings, Inc. (a)	70,429	$7,383,072

Homebuilding - 8.5%
Meritage Homes Corp.	27,418	5,562,289
PulteGroup, Inc.	105,934	13,983,288
Toll Brothers, Inc.	5,566	794,324
Tri Pointe Homes, Inc. (a)	25,031	1,132,653
		21,472,554

Home Furnishing Retail - 0.3%
Williams-Sonoma, Inc.	5,057	782,217

Insurance Brokers - 0.7%
Marsh & McLennan Cos., Inc.	4,609	1,025,825
Willis Towers Watson PLC	2,420	683,118
		1,708,943

Integrated Oil & Gas - 1.0%
Chevron Corp.	4,586	735,916
Exxon Mobil Corp.	6,568	778,899
Imperial Oil Ltd.	14,259	1,020,374
		2,535,189

Interactive Media & Services - 5.7%
Alphabet, Inc. - Class A	79,303	13,603,637
Meta Platforms, Inc. - Class A	1,548	735,037
		14,338,674
Investment Banking & Brokerage - 0.6%
LPL Financial Holdings, Inc.	3,651	808,770
Morgan Stanley	7,507	774,797
		1,583,567

Movies & Entertainment - 0.4%
Netflix, Inc. (a)	1,771	1,112,808

Oil & Gas Refining & Marketing - 0.5%
Marathon Petroleum Corp.	7,091	1,255,249

Other Specialty Retail - 0.7%
Dick's Sporting Goods, Inc.	5,558	1,202,474
Tractor Supply Co.	2,554	672,519
		1,874,993

Personal Care Products - 0.6%
BellRing Brands, Inc. (a)	28,917	1,482,864

The accompanying notes are an integral part of these financial statements.

3

BURNEY U.S. FACTOR ROTATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
July 31, 2024

COMMON STOCKS - 96.2% (CONTINUED)	Shares	Value
Property & Casualty Insurance - 2.6%
Allstate Corp.	29,001	$4,962,651
Arch Capital Group Ltd. (a)	7,068	676,973
Cincinnati Financial Corp.	7,816	1,020,926
		6,660,550

Research & Consulting Services - 4.4%
CACI International, Inc. - Class A (a)	23,809	10,987,377

Restaurants - 5.8%
Chipotle Mexican Grill, Inc. (a)	11,861	644,289
Texas Roadhouse, Inc.	71,057	12,407,263
Wingstop, Inc.	4,377	1,636,473
		14,688,025

Semiconductor Materials & Equipment - 2.2%
Applied Materials, Inc.	17,732	3,762,730
KLA Corp.	935	769,571
Teradyne, Inc.	8,327	1,092,169
		5,624,470

Semiconductors - 5.4%
Broadcom, Inc.	7,779	1,249,930
Nvidia Corp.	104,870	12,271,887
		13,521,817

Systems Software - 11.8%
Crowdstrike Holdings, Inc. - Class A (a)	25,802	5,985,032
Fortinet, Inc. (a)	207,874	12,065,007
Microsoft Corp.	19,087	7,985,047
ServiceNow, Inc. (a)	816	664,542
Zscaler, Inc. (a)	17,715	3,177,185
		29,876,813

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	34,530	7,668,422
TOTAL COMMON STOCKS (Cost $216,279,310)		243,115,463

REAL ESTATE INVESTMENT TRUSTS - 3.6%
Iron Mountain, Inc.	9,153	938,732
Simon Property Group, Inc.	8,618	1,322,346
VICI Properties, Inc.	218,155	6,819,525
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,141,441)		9,080,603

The accompanying notes are an integral part of these financial statements.

4

BURNEY U.S. FACTOR ROTATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
July 31, 2024

SHORT-TERM INVESTMENTS - 0.2%	Shares	Value
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23% (b)	535,726	$535,726
TOTAL SHORT-TERM INVESTMENTS (Cost $535,726)		535,726

TOTAL INVESTMENTS - 100.0% (Cost $224,956,477)		$252,731,792
Liabilities in Excess of Other Assets - (0.0)% (c)		(103,719)
TOTAL NET ASSETS - 100.0%		$252,628,073
Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of July 31, 2024.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(b) Not applicable
The accompanying notes are an integral part of these financial statements.

5

BURNEY U.S. FACTOR ROTATION ETF
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment
Companies.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2024

Assets:
Investments in securities, at value (See Note 2)	$252,731,792
Dividends and interest receivable	57,126
Total assets	252,788,918

Liabilities:
Accrued investment advisory fees (See Note 4)	160,845
Total liabilities	160,845
Net Assets	$252,628,073

Net Assets Consist of:
Paid-in capital	$237,333,649
Total distributable earnings (accumulated deficit)	15,294,424
Net Assets:	$252,628,073

Calculation of Net Asset Value Per Share:
Net Assets	$252,628,073
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	6,720,000
Net Asset Value per Share	$37.59

Cost of Investments in Securities	$224,956,477

The accompanying notes are an integral part of these financial statements.

BURNEY U.S. FACTOR ROTATION ETF

STATEMENT OF OPERATIONS
For the Year Ended July 31, 2024

Investment Income:
Dividend income (net of foreign withholding tax of $2,218)	$2,526,062
Interest income	21,620
Securities lending income, net (See Note 5)	42
Total investment income	2,547,724

Expenses:
Investment advisory fees (See Note 4)	1,626,735
Net expenses	1,626,735

Net Investment Income (Loss)	920,989

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	45,017,240
45,017,240
Net change in unrealized appreciation (depreciation) on:
Investments	3,592,929
3,592,929
Net realized and unrealized gain (loss) on investments:	48,610,169
Net Increase (Decrease) in Net Assets Resulting from Operations	$49,531,158

The accompanying notes are an integral part of these financial statements.

BURNEY U.S. FACTOR ROTATION ETF
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended July 31, 2024	For the Period Ended July 31, 2023⁽¹⁾
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$920,989	$1,032,679
Net realized gain (loss) on investments	45,017,240	40,895,406
Net change in unrealized appreciation (depreciation) on investments	3,592,929	24,182,386
Net increase (decrease) in net assets resulting from operations	49,531,158	66,110,471

Distributions to Shareholders:
Distributable earnings	(915,031)	(1,097,600)
Return of capital	(145,697)	—
Total distributions to shareholders	(1,060,728)	(1,097,600)

Capital Share Transactions:
Proceeds from shares sold	286,057,872	255,635,141
Payments for shares redeemed	(261,440,906)	(141,107,337)
Transaction fees (See Note 1)	2	—
Net increase in net assets derived from net change in capital share transactions	24,616,968	114,527,804

Net Increase (Decrease) in Net Assets	73,087,398	179,540,675

Net Assets:
Beginning of year/period	179,540,675	—
End of year/period	$252,628,073	$179,540,675

Changes in Shares Outstanding:
Shares outstanding, beginning of year/period	5,980,000	—
Shares sold	8,580,000	11,110,000
Shares repurchased	(7,840,000)	(5,130,000)
Shares outstanding, end of year/period	6,720,000	5,980,000

 (1) The Fund commenced operations on October 13, 2022.
The accompanying notes are an integral part of these financial statements.

BURNEY U.S. FACTOR ROTATION ETF

FINANCIAL HIGHLIGHTS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Return of Capital	Total Distributions	Transaction Fee(7)	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses(3)(4)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)
For the Year Ended July 31, 2024	$30.02	0.15	7.59	7.74	(0.15)	(0.02)	(0.17)	0.00(8)	$37.59	25.85%	$252,628	0.79%	0.45%	132%
For the Period October 13, 2022(6) to July 31, 2023	$25.01	0.19	5.02	5.21	(0.20)	—	(0.20)	N/A	$30.02	20.92%	$179,541	0.79%	0.85%	119%

(1) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2) All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3) For periods of less than one year, these ratios are annualized.
(4) Net expenses include effects of any reimbursement or recoupment.
(5) Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes impact of in-kind transactions
(6) Commencement of operations.
(7) See Note 1.
(8) Less than $0.005.

The accompanying notes are an integral part of these financial statements.

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS
July 31, 2024

NOTE 1 – ORGANIZATION

Burney U.S. Factor Rotation ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on October 13, 2022. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek capital appreciation.

As part of the Fund’s commencement of operations on October 13, 2022, the Fund received an in-kind contribution from accounts managed by the Sub-Adviser, which consisted of $124,041,794 of securities which were recorded at their current value to align the Fund’s performance with ongoing financial reporting. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for tax purposes. The cost of the contributed securities as of October 13, 2022, was $86,916,004, resulting in net unrealized appreciation on investments of $37,125,790 as of that date. As a result of the in-kind contribution, the Fund issued 4,960,000 shares at a $25.01 per share net asset value.

Shares of the Fund are listed and traded on the Nasdaq Stock Market. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is a participant of a clearing agency registered with the SEC, which has a written agreement with the Trust or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of creation units. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.
Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. Certain transactions consisting all or partially of cash may also be subject to a variable charge, which is payable to the relevant Fund, of up to 2.00% of the value of the order in addition to the transaction fee. A Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders. Transaction fees received by a Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of July 31, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

The following is a summary of the fair value classification of the Fund’s investments as of July 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$243,115,463	$—	$—	$243,115,463
Real Estate Investment Trusts	9,080,603			9,080,603
Money Market Funds	535,726	—	—	535,726
Total Investments in Securities	$252,731,792	$—	$—	$252,731,792

Refer to the Schedule of Investments for additional information.

During the fiscal year ended July 31, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended July 31, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended July 31, 2024, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended July 31, 2024, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of and taxes on unrealized gains.

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

D.Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund are declared and paid on a quarterly basis and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash, are not taxable to the Fund and are not distributed to shareholders. As such, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended July 31, 2024, the following table shows the reclassifications made:

Distributable Earnings	Paid in Capital
$(52,605,146)	$52,605,146

NOTE 3 – RISKS

Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Equity Investing Risk. The Fund invests in equity securities, which involves risks such as such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.

Value Stock Investment Risk. A value stock may not increase in price if other investors fail to recognize the company’s value or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged the company’s value. For any particular stock, there can be no assurances that the market will reflect the fair value of the stock, and it may remain undervalued.

Small and Mid-Capitalization Companies Risk. Investing in securities of small- and medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. These market cycles can cause the performance of large-capitalization companies to trail the overall performance of the broader securities markets.

Quantitative Security Selection & Model Risk. The Sub-Adviser uses a quantitative model, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. There can be no assurance that quantitative security selection will enable the Fund to achieve its investment objective.

Factor-Based Investing Risk. There can be no assurance that the factor-based investment selection process employed by the Sub-Adviser will enhance the Fund’s performance. Exposure to the Investment Cycles identified by the Sub-Adviser may detract from the Fund’s performance in some market environments, which may continue for prolonged periods. There is also the risk that the Sub-Adviser may incorrectly predict the market trends that lead to the portfolio’s allocation in the various Investment Cycles or the predicted Investment Cycles may fail to materialize, which may cause the Fund to lose money.

Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than on a fund that is not overweighted in that sector. To the extent the Fund is overweighted in the Information Technology Sector, it will be affected by developments affecting that sector. Companies in that sector may be significantly affected by intense competition. In addition technology products may be subject to rapid obsolescence.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Monthly Rebalance Risk. Because the Sub-Adviser may recommend changes to the Fund’s portfolio on a monthly basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the most recent reconstitution that are not predictive of the market’s performance for the subsequent monthly period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as one-month if such

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

changes first take effect promptly following a reconstitution. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses. Per the Advisory Agreement, the Fund pays an annual rate of 0.79% to the Adviser monthly based on average daily net assets.

The Burney Company (the “Sub-Adviser”), serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Fund’s Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense or pay the Fund an amount equal to the market value of the loaned

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

During the fiscal year, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent. As of the end of the fiscal period, the Fund did not have any securities on loan.

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”) is reflected in the Fund’s Statement of Operations. The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net") for the fiscal period was $42.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2024, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$461,968,495	$275,047,321

For the fiscal year ended July 31, 2024, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$96,072,492	$258,360,422

For the fiscal year ended July 31, 2024, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$41,851,050	$10,748,156

There were no purchases or sales of U.S. Government securities during the fiscal year.

BURNEY U.S. FACTOR ROTATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
July 31, 2024

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at July 31, 2024, were as follows:

Tax cost of Investments	$225,436,324
Gross tax unrealized appreciation	33,352,608
Gross tax unrealized depreciation	(6,057,140)
Net tax unrealized appreciation (depreciation)	$27,295,468
Undistributed ordinary income	—
Undistributed long-term gain	—
Total distributable earnings	—
Other accumulated gain (loss)	(12,001,044)
Total accumulated gain (loss)	$15,294,424

Under tax law, certain capital and foreign currency losses realized after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended July 31, 2024, the Fund did not defer any post-October capital or late-year losses.

At July 31, 2024, the Fund had the following capital loss carryforwards:

Unlimited Short-Term	Unlimited Long-Term
$(12,001,044)	$—

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal year ended July 31, 2024 and fiscal period ended July 31, 2023, were as follows:

Fiscal Year Ended July 31, 2024		Fiscal Period Ended July 31, 2023(1)
Ordinary Income	Return of Capital	Ordinary Income
$915,031	$145,697	$1,097,600

(1) The Fund commenced operations on October 13, 2022.
NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no transactions that occurred during the year subsequent to July 31, 2024, that materially impacted the amounts or disclosures in the Fund’s financial statements other than the below:

Effective September 16, 2024, Michael D. Barolsky is President (principal executive officer) of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Burney U.S. Factor Rotation ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Burney U.S. Factor Rotation ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets and the financial highlights for the year ended July 31, 2024 and for the period October 13, 2022 (commencement of operations) to July 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 27, 2024

BURNEY U.S. FACTOR ROTATION ETF
FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2024, for the Fund was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00%.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment
Companies.

There were no matters concerning changes in and disagreements with Accountants on accounting and financial disclosures required by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted during the period covered by the report to a vote of shareholders.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management
Investment Companies

Not applicable. The Independent Trustees are paid by the Adviser out of the advisory fee. See Note 4 to the Financial Statements under Item 7.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts.
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.
(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Michael D. Barolsky
Michael D. Barolsky, President (principal executive officer)

Date:	October 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	Michael D. Barolsky
Michael D. Barolsky, President (principal executive officer)

Date:	October 4, 2024

By (Signature and Title)	/s/ Sean Hegarty
Sean Hegarty, Treasurer (principal financial officer)

Date:	October 4, 2024